Exhibit 10.19

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

395 Pine Tree Road, Suite 310
Ithaca, New York 14850 p. 607-254-4698 f. 607-254-5454 www.ctl.cornell.edu

July 1, 2022

[***]

RE:	1st AMENDMENT

to the FIRST LICENSE AGREEMENT by and between Lexeo Therapeutics, Inc. (hereinafter “Licensee”) and Cornell University (“Cornell”) (each a “Party”) effective May 28, 2020 (Cornell Contract [***]) (the “First License Agreement”)

and

2nd AMENDMENT

to the SECOND LICENSE AGREEMENT by and between the Parties effective May 28, 2020, amended a first-time effective January 13, 2022 (Cornell Contract [***]) (the “Second License Agreement”)

Effective the date of the last signature hereto (“Amendment Date”), the Parties agree to hereby modify the First License Agreement and the Second License Agreement as follows:

1) The Parties acknowledge that Licensee changed its name and form from LEXEO Therapeutics, LLC, a Delaware limited liability company, to Lexeo Therapeutics, Inc., a corporation under the laws of Delaware, on November 20, 2020.

2) Paragraph 3.1(d)(iii) of the First License Agreement and of the Second License Agreement is hereby changed from:

(iii) in addition to the royalties in Paragraph 3.1(d)(i) and (ii), an additional [***] on Net Sales where the Licensed Product is an Orphan Drug Product if, and only if, (A) the Net Sales are by a Sublicensee and (B) Sublicense Fees for the relevant Sublicense are subject to the [***] sharing rate in Paragraph 3.1(e); and

to

(iii) in addition to the royalties in Paragraph 3.1(d)(i) and (ii), an additional [***] on Net Sales where the Licensed Product is an Orphan Drug Product if, and only if the Net Sales are by a Sublicensee.

3) Paragraph 3.1(d)(vi) of the First License Agreement and of the Second License Agreement is hereby changed from:

(vi) in addition to the royalties in Paragraph 3.1(d)(iv) and (v), an additional [***] on Net Sales where the Licensed Product is not an Orphan Drug Product if, and only if, (A) the Net Sales are by a Sublicensee and (B) Sublicense Fees for the relevant Sublicense are subject to the [***] sharing rate in Paragraph 3.1(e).

to

(vi) in addition to the royalties in Paragraph 3.1(d)(iv) and (v), an additional [***] on Net Sales where the Licensed Product is not an Orphan Drug Product if, and only if the Net Sales are by a Sublicensee.

4) The last un-numbered paragraph in Paragraph 3.1(d) of the First License Agreement and of the Second License Agreement is hereby changed from:

In the event LICENSEE or a Sublicensee is required to pay royalties and milestones to one or more third-parties for patent rights necessary to sell any Licensed Product, and the total royalties payable by LICENSEE exceed [***] of Net Sales of such Licensed Product, then LICENSEE or a Sublicensee may deduct [***] from the earned royalties payable to Cornell [***] LICENSEE or Sublicensee actually pays to said third-parties of the amount LICENSEE or Sublicensee pays above [***] of Net Sales of such Licensed Product; provided, however, that in no event shall the amount payable to Cornell with respect to such Licensed Product be less than [***] of the amount then due under Paragraph 3.1(d) (the “Royalty Cap Deduction”) with respect to such Licensed Product. LICENSEE may carry over and apply any payments made by LICENSEE or a Sublicensee as described in the immediately preceding sentence that are not deducted as a result of the Royalty Cap Deduction, to any subsequent royalty payments due under Paragraph 3.1(d), and shall begin applying such reduction to such royalties as soon as practicable and continue applying such reduction as soon as permitted by this paragraph thereafter in accordance with the Royalty Cap Deduction.

to:

(vii) In the event LICENSEE or a Sublicensee is required to pay royalties and milestones to one or more third-parties for patent rights necessary to sell any Licensed Product, and the total royalties payable by LICENSEE exceed [***] of Net Sales of such Licensed Product, then LICENSEE or a Sublicensee may deduct [***] from the earned royalties payable to Cornell [*** ***] LICENSEE or Sublicensee actually pays to said third-parties of the amount LICENSEE or Sublicensee pays above [***] of Net Sales of such Licensed Product; provided, however, that in no event shall the amount payable to Cornell with respect to such Licensed Product be less than [***] of the amount then due under Paragraph 3.1(d) (the “Royalty Cap Deduction”) with respect to such Licensed Product. LICENSEE may carry over and apply any payments made by LICENSEE or a Sublicensee as described in the immediately preceding sentence that are not deducted as a result of the Royalty Cap Deduction, to any subsequent royalty payments due under Paragraph 3.1(d), and shall begin applying such reduction to such royalties as soon as practicable and continue applying such reduction as soon as permitted by this paragraph thereafter in accordance with the Royalty Cap Deduction.

5) Paragraph 3.1(e) of the First License Agreement and of the Second License Agreement is each hereby deleted in its entirety, and in each agreement is replaced with the following:

(e) [***] of all Sublicense Fees.

6) These changes do not otherwise change the terms and conditions of the First License Agreement or of the Second License Agreement.

7) This Amendment may be executed by electronic signatures or by facsimile and in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, both Cornell and Licensee have executed this Amendment by their respective and duly authorized officers on the day and year written.

CORNELL UNIVERSITY		LEXEO THERAPEUTICS, INC.

By:	/s/ Lisa Placanica	By:	/s/ R. Nolan Townsend
[Signature of Authorized Officer]
Name:	Lisa Placanica	Name:	R. Nolan Townsend
Title:	Senior Managing Director	Title:	Chief Executive Officer

Date:	Jul 4, 2022	Date:	Jul 4, 2022

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